UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 6, 2011
THE GOLDMAN SACHS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282

(Address of principal executive offices)	(Zip Code)
     Registrant’s telephone number, including area code: (212) 902-1000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) The Annual Meeting of Shareholders of The Goldman Sachs Group, Inc. (Group Inc.) was held on May 6, 2011.
(b) The results of the matters submitted to a shareholder vote at the annual meeting were as follows:
1. Election of Directors: Our shareholders re-elected the following ten directors to each serve a one-year term expiring on the date of the 2012 annual meeting of shareholders or until his or her successor has been duly chosen and qualified.

	For	Against	Abstain	Broker Non-Votes
Lloyd C. Blankfein	356,719,877	11,327,214	259,745	52,714,702
John H. Bryan	358,132,861	9,035,042	1,138,933	52,714,702
Gary D. Cohn	363,413,016	4,605,445	288,375	52,714,702
Claes Dahlbäck	349,198,805	18,797,749	310,282	52,714,702
Stephen Friedman	360,772,087	7,212,480	322,269	52,714,702
William W. George	361,561,099	6,502,902	242,835	52,714,702
James A. Johnson	351,622,529	16,376,902	307,405	52,714,702
Lois D. Juliber	361,490,692	6,527,387	288,757	52,714,702
Lakshmi N. Mittal	344,928,858	23,097,687	280,291	52,714,702
James J. Schiro	362,150,726	5,832,366	323,744	52,714,702
2. Advisory Vote on Executive Compensation Matters (Say on Pay): Our shareholders approved the say on pay proposal.

For	Against	Abstain	Broker Non-Votes
268,462,619	98,428,129	1,416,088	52,714,702
3. Advisory Vote on the Frequency of Say on Pay Votes: Our shareholders approved “annual” as the frequency of say on pay votes.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
313,502,260	4,720,988	49,533,929	549,659	52,714,702

4. Ratification of Appointment of Independent Registered Public Accounting Firm: Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ended December 31, 2011.

For	Against	Abstain
416,589,577	3,869,553	562,408
5. Shareholder Proposal Regarding Cumulative Voting: Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
94,322,274	273,266,126	718,436	52,714,702
6. Shareholder Proposal Regarding Special Shareowner Meetings: Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
154,361,718	213,232,195	712,923	52,714,702
7. Shareholder Proposal Regarding Executive Compensation and Long-Term Performance: Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
75,971,541	290,798,565	1,536,730	52,714,702
8. Shareholder Proposal Regarding a Report on Senior Executive Compensation: Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
15,223,646	339,634,962	13,448,228	52,714,702
9. Shareholder Proposal Regarding a Report on Climate Change Risk Disclosure: Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
8,304,358	313,384,096	46,618,382	52,714,702

10. Shareholder Proposal Regarding a Report on Political Contributions: Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non-Votes
44,537,328	277,536,797	46,232,711	52,714,702
(d) In light of the results of the advisory vote on the frequency of say on pay votes, our Board determined that we will hold an advisory say on pay vote annually. Our Compensation Committee will reevaluate this determination after the next shareholder advisory vote on the frequency of say on pay votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)
Date: May 10, 2011	By:	/s/ Gregory K. Palm
		Name:	Gregory K. Palm
		Title:	Executive Vice President and General Counsel